Non-Current Financial Assets	12 Months Ended
Dec. 31, 2023
Non-Current Financial Assets
Non-Current Financial Assets

Note 17 Non-Current Financial Assets

	December 31,
	2023	2022
Cost at opening balance	11,210	3,915
Additional acquisition	1,560	7,064
Reclassification from current receivables	12,214	—
Disposal for the year	(602)	—
Exchange differences	(181)	231
Net book value	24,201	11,210

Non-current financial assets comprise of bank guarantees/deposits amounted to SEK 7,637 and SEK 6,851 as of December 31, 2023 and 2022, respectively. Other non-current receivables amounted to SEK 16,564 and SEK 4,359 as of December 31, 2023 and 2022, respectively. Additional acquisitions are significantly related to future increases in production capacity. In the cash flow, the acquisitions are reported within operating activities.